A CLEAR MISSION The Road Ahead Management Presentation April 2015 Exhibit 99.1

2 | © 2015 Spectranetics All Rights Reserved. Safe Harbor Statement This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. You can identify these statements because they do not relate strictly to historical or current facts. Such statements may include words such as "anticipate," "will," "estimate," "expect," "look forward," "strive," "project," "intend," "should," "plan," "believe," "hope," "enable," "potential," and other words and terms of similar meaning in connection with any discussion of, among other things, future operating or financial performance, strategic initiatives and business strategies, clinical trials, regulatory or competitive environments, our intellectual property and product development. These forward-looking statements include, but are not limited to, statements regarding our competitive position, product development and commercialization schedule, expectation of continued growth and the reasons for that growth, growth rates, strength, integration and product launches, and 2015 outlook including projected revenue and expenses, net loss and gross margin. Such statements are based on current assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. You are cautioned not to place undue reliance on these forward-looking statements and to note they speak only as of the date of this release. These risks and uncertainties may include financial results differing from guidance, inability to successfully integrate AngioScore and Stellarex into our business, market acceptance of excimer laser atherectomy technology and our vascular intervention and lead removal products, lack of cash necessary to satisfy our cash obligations under our outstanding 2.625% Convertible Senior Notes due 2034, our debt adversely affecting our financial health and prevent us from fulfilling our debt service and other obligations, increasing price and product competition, increased pressure on expense levels resulting from expanded sales, marketing, product development and clinical activities, uncertain success of our strategic direction, dependence on new product development, loss of key personnel, uncertain success of or delays in our clinical trials, adverse results in any ongoing legal proceeding, or any legal proceeding in which we may become involved, adverse impact to our business of the health care reform and related legislation or regulations, including changes in reimbursements, continued or worsening adverse conditions in the general domestic and global economic markets and continued volatility and disruption of the credit markets, which affects the ability of hospitals and other health care systems to obtain credit and may impede our access to capital, intellectual property claims of third parties, availability of inventory from suppliers, adverse outcome of FDA inspections, the receipt of FDA approval to market new products or applications and the timeliness of any approvals, market acceptance of new products or applications, product defects, ability to manufacture sufficient volumes to fulfill customer demand, availability of vendor-sourced components at reasonable prices, unexpected delays or costs associated with any planned improvements to our manufacturing processes, and share price volatility due to the initiation or cessation of coverage, or changes in ratings, by securities analysts. For a further list and description of such risks and uncertainties that could cause our actual results, performance or achievements to materially differ from any anticipated results, performance or achievements, please see our previously filed SEC reports, including those risks set forth in our 2014 Annual Report on Form 10-K. We disclaim any intention or obligation to update or revise any financial or other projections or other forward-looking statements, whether because of new information, future events or otherwise.

3 | © 2015 Spectranetics All Rights Reserved. 2015 REVENUE OUTLOOK SUMMARY Low End of Range 3% 8% 10% 13% 29% 26-29% As Reported ($ in millions) 2014 Actual 2015 Outlook(1) % Change Vascular Intervention (organic)(2) $ 88.5 $ 107.6 22% AngioSculpt(3) 29.6 59.0 99% Total Vascular Intervention 118.1 166.6 41% Lead Management 66.7 72.6 9% Laser Revenue 8.6 6.0 (31%) Service & Other 11.5 12.8 11% Total $ 204.9 $ 258.0 26% (1) Represents low end of $258 - $265 million range. Includes $5.5 million of negative foreign currency impact, approximately 3% of 2014 revenue. (2) Includes approximately $10 million of ISR revenue in 2014 and $15-$20 million in 2015, and projected Stellarex revenue of $2.0 - $3.0 million in 2015. (3) 2014 includes six months of AngioSculpt sales, given acquisition closing on June 30, 2014. • Negative currency impact ~3% revenue growth • Projected organic VI growth: 22% as reported • Projected base VI revenue growth (ex-ISR & Stellarex): 8% to 15% as reported • Projected total SPNC organic growth: 14% as reported • Q2 2015 SPNC Revenue projected in the low $60 millions

4 | © 2015 Spectranetics All Rights Reserved. KEY DRIVERS: 2015 OUTLOOK 3% 8% 10% 13% 29% 26-29% Growth Driver Risk Mitigation ISR Adoption / Change of medical practice, Big Co. bundling ISR label, excellent clinical data, focused team, solid track record of execution AngioSculpt Recent US DCB launches, diversity of VI growth drivers, sales force focus Correct product positioning, leverage vessel prep data/physician belief, sales force optimization, new product launches Lead Management Slow market development Portfolio expansion, commercial expansion, training & education Global Expansion / International Revenue Growth Market access and foreign exchange Clinical study, reimbursement/regulatory efforts, diversity of opportunities Drug-coated platform Pace of study enrollment, EU Stellarex revenue ramp Strong clinical data, focused and expanding commercial effort, dedicated clinical team

THE ROAD AHEAD

Robust Pipeline



2014
2015
2016
2017
DCB
Stellarex SFA EU
Coronary DCAS CE
Stellarex BTK EU
Stellarex SFA US
VI
200mm AngioSculpt
ISR Indication
Next-gen AngioSculpt
Next-gen Atherectomy
Next-gen Laser
LM
Mechanical Tools
Next-gen Mechanical Tools
LM Breakthrough Technology
INTL
Separate Sales Teams In direct EU markets
Japan Peripheral
China, India, & Brazil

5 | © 2015 Spectranetics All Rights Reserved.

6 | © 2015 Spectranetics All Rights Reserved. Objectives 2011 2015 Revenue $127M $258M Growth 3% 26% Gross Margin Low 70’s% Mid 70’s% Vitality Index 5% 30% Enterprise Value $170M ~$1.3B Addressable Market Opportunity $1.5B $6B SPNC TRANSFORMATION Past, Present & Future  ‘11 to ’15 : Foundational transformation – team, strategy, execution, culture Robust pipeline: products, clinical data, global, commercial  ‘16 and beyond: unique growth, gross margin, operating leverage opportunity